Exhibit 99.4

FS Credit Opportunities Corp.	Liquidity plan overview and update

Listing overview

FS Credit Opportunities Corp. (formerly FS Global Credit Opportunities Fund) intends to list its common shares on the New York Stock Exchange early to mid-November under the ticker FSCO. Shares will be available on NYSE in a phased approach, with one-third available the day of listing, the second-third available 90 days after listing and the final-third available 180 days after listing.

For shareholders who hold shares at a custodian (such as Ameriprise Financial, Charles Schwab, Community National Bank, LPL Financial, National Financial Services, Pershing and TD Ameritrade), no action is required to have their shares available for trading on the day of listing.

Investors whose shares are either not held at a custodian or shares are held by a custodian who does not participate in the Deposit/Withdrawal at Custodian (DWAC) process will need to take action if they wish to buy or sell shares of FS Credit Opportunities Corp. following the listing. We have created a simple one-page resource to aid in this process to use post-listing. Click here to access.

Resources

Note: Subject to change and board approval. There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all.

Shareholder experience during the phased listing

Shares will be split into three accounts based on the three phases of the listing

FSCO shares
At listing	Account 1	Account 2	Account 3
% of total shares	1/3	1/3	1/3
Statement value	Stock price	Stock price	Stock price
Available for trading?	Yes	No	No
90 days	Account 1		Account 3
% of total shares	2/3		1/3
Statement value	Stock price		Stock price
Available for trading?	Yes		No
180 days	Account 1
% of total shares		100%
Statement value		Stock price
Available for trading?		Yes

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo- political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). There can be no assurances that the investment fund will be established, and if it is, the amount or timing of any purchases of Company shares. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

FS Investments 201 Rouse Boulevard, Philadelphia, PA 19112 877-628-8575 Member FINRA/SIPC	FL-CO-LIST
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